Prudential Jennison Health Sciences Fund

a series of Prudential Sector Funds, Inc.

Supplement dated June 8, 2012 to the Prospectus, Summary Prospectus and Statement of Additional Information dated January 31, 2012

As of the close of business on June 29, 2012 (the “Closing Date”), Prudential Jennison Health Sciences Fund (the “Fund”) will be closed to new investors. Given the limited availability of small-cap and mid-cap companies that meet the Fund’s investment criteria as the Fund’s assets have grown, the Fund believes closing the Fund to new investors is in the best interests of existing shareholders.

Shareholders of the Fund, including omnibus accounts, on the Closing Date and that remain invested in the Fund after the Closing Date may continue to make additional investments in the Fund by subsequent purchases (including automatic investment plans), exchanges and dividend or capital gains reinvestments in accounts existing on the Closing Date. Both before and after the Closing Date, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

Investors not owning shares of the Fund on the Closing Date generally will not be allowed to buy shares of the Fund after the Closing Date, except for the following:

•	Eligible shareholders who are exercising their one-time 90-day repurchase privilege in the Fund.

•	Investors who participate in certain group retirement plans or investors in existing wrap programs that currently offer the Fund as an investment option and continue to offer the Fund as an investment option after the Closing Date may purchase shares of the Fund even if the investor did not own shares of the Fund on the Closing Date.

•	Prudential Investments LLC (“PI”), the Fund’s Manager, and Jennison Associates LLC (“Jennison”), the Fund’s Investment Adviser, encourage their employees, particularly members of the Fund’s investment team, to own shares of the Fund. Accordingly, upon prior approval by PI’s and Jennison’s senior management team, members of the Fund’s investment team may open accounts in the Fund after the Closing Date.

•	Certain new group retirement plans, financial institutions, wrap programs or defined benefit plans will be permitted to offer the Fund after the Closing Date provided that as of the Closing Date, the entity has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer shares of the Fund or to provide services to the Fund.

The Fund may resume sales of shares to all eligible investors at a future date if PI or Jennison determines it appropriate and if the Fund’s Board of Directors approves.

LR422